GOLDMAN SACHS

VARIABLE INSURANCE TRUST

Institutional and Services Shares of the:

Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Structured Small Cap Equity Fund

Supplement dated January 8, 2008 to

Prospectuses dated April 30, 2007

Effective December 28, 2007, the following replaces the “Service Providers—Fund Managers—Quantitative Equity Team” section of each Prospectus in its entirety:

FUND MANAGERS

Quantitative Domestic Equity Portfolio Management Team

■	A stable and growing team supported by an extensive internal staff
■	More than $130 billion in equities currently under management, including over $60 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert C. Jones Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Small Cap Equity	Since 1998 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Mark Carhart Co-Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Small Cap Equity	Since 2007 2007	Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies (“QIS”) group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Melissa Brown Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Small Cap Equity	Since 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998.

Andrew Alford Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Small Cap Equity	Since 2007 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Robert C. Jones, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Mark Carhart, PhD, CFA, is a Managing Director and serves as the Co-Chief Investment Officer for the QIS team. Andrew Alford, PhD, and Melissa Brown, CFA, are Managing Directors and Senior Portfolio Managers on the QIS team, where they are responsible for portfolio management of the US portfolios. The computer optimizer constructs the portfolio based on the team’s models and design, and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

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